EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), I, Tao Wang, certify that:

1.

The Annual Report of Sleepaid Holding Co. (the “Company”) on Form 10-K for the year ended December 31, 2016 (the “Report”), as filed with the Securities and Exchange Commission as of the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2017	/s/ Tao Wang
Tao Wang
Chief Executive Officer of Sleepaid Holding Co.

This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

A signed original of this written statement required by Section 906 has been provided to Sleepaid Holding Co. and will be retained by Sleepaid Holding Co. and furnished to the Securities and Exchange Commission or its staff upon request.